As filed with the Securities and Exchange Commission on October 3, 2014

Securities Act File No. 333-199155

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

SALIENT MF TRUST

(Exact name of registrant as specified in organizational documents)

4265 San Felipe, 8th Floor

Houston, TX 77027

(Address of Principal Executive Offices)

Telephone Number: (713) 993-4675

(Area Code and Telephone Number)

John A. Blaisdell

Salient Midstream & MLP Fund

4265 San Felipe, 8th Floor

Houston, TX 77027

(Name and Address of Agent for Service)

Copies to:

George J. Zornada

K&L Gates LLP

One Lincoln Street

Boston, MA 02111-2950

(617) 261-3231

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement is declared effective.

Title of securities being registered: Class F shares of beneficial interest, without par value, of Salient Broadmark Tactical Plus Fund. No filing fee is due because Registrant is relying on section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on November 5, 2014 pursuant to Rule 488.

EXPLANATORY NOTE

This filing on Form N-14 is organized as follows:

Part A:

1.	Letter to Shareholders of Broadmark Tactical Plus Fund

2.	Notice of Special Meeting of Shareholders of Broadmark Tactical Plus Fund

3.	Combined Proxy Statement of Broadmark Tactical Plus Fund and Prospectus of Salient Broadmark Tactical Plus Fund

4.	Exhibit A-Form of Agreement and Plan of Reorganization

5.	Exhibit B-Financial Highlights of Broadmark Tactical Plus Fund

Part B:

6.	Statement of Additional Information

Part C:

7.	Other Information

8.	Exhibits

The sole purpose of Pre-Effective Amendment No. 1 is to correct mistaken series and class identifiers for Broadmark Tactical Plus Fund.

[Broadmark Logo]

Dear Broadmark Tactical Plus Fund Shareholder:

I am writing to ask for your support for an important opportunity involving your investment in Broadmark Tactical Plus Fund (the “Broadmark Fund”).

Broadmark Asset Management LLC (“Broadmark”) has entered into an agreement with Salient Advisors, L.P. (“Salient”) that proposes to reorganize the Broadmark Fund into a new mutual fund with the same investment objective, and substantially identical policies and restrictions, but for which Salient serves as investment adviser. The name of the new fund is Salient Broadmark Tactical Plus Fund, a newly organized series of Salient MF Trust (the “New Fund”).

After the reorganization, or “fund adoption” as it is sometimes called, Salient would be the investment advisor to the New Fund and Broadmark would serve as the subadvisor with responsibility for day-to-day portfolio management. Broadmark intends to manage the New Fund’s portfolio using the same investment strategies that it currently uses for the Broadmark Fund. As the portfolio manager of the New Fund, I will be primarily responsible for the day-to-day management of the New Fund’s portfolio, as is currently the case of the Broadmark Fund, and the same Broadmark management team that currently supports the investment management of the Broadmark Fund will assist me in managing the New Fund. The New Fund’s principal investment strategies and principal risks are substantially the same as those of the Broadmark Fund and are explained in detail in the enclosed proxy materials.

Broadmark’s Motivation for Agreeing to the Fund Adoption

Broadmark expects that Salient’s robust distribution franchise may offer a better chance of introducing investors to the asset management capability of Broadmark than if we continued on our current path with this fund. In short, Broadmark views the proposed adoption transaction as potentially beneficial to Broadmark, to Salient, and, most importantly, to the shareholders of the Broadmark Fund.

The Reorganization Offers You Potential Advantages

Here are the most important advantages we see:

You will become a shareholder in a newly created fund that will benefit from the experience of Salient in the distribution of mutual funds through a broader range of channels than currently available to your fund, with a greater potential to increase asset size and achieve important long-term economies of scale.

Moreover, as a shareholder of the New Fund, you will have access to the additional investment options and shareholder services offered by the Salient family of funds, while pursuing the same investment goals with Broadmark as the subadvisor of the New Fund.

As explained in more detail later in these materials, holders of Investor and Institutional Class shares of the Broadmark Fund will receive Class F shares of the New Fund. Salient has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund’s total operating expenses at 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. This expense limitation expires on the third anniversary of the closing of the reorganization, unless renewed by agreement of the New Fund and Salient based upon a determination that doing so would be appropriate under the prevailing circumstances.

The New Fund’s adoption of the Broadmark Fund is expected to have no negative tax impact on shareholders.

We Need Your Vote of Approval.

After careful consideration and for the reasons described in these materials, the Board of Trustees of the Broadmark Fund has unanimously approved the reorganization of the Broadmark Fund into the New Fund, subject to approval by the Broadmark Fund’s shareholders.

The enclosed combined proxy statement and prospectus contains important information about the reorganization, which I strongly encourage you to read before voting. Please note that if timely approved by the shareholders, the reorganization is scheduled to take place at the close of business on or about December 12, 2014.

Your Vote Matters!

You are being asked to approve these changes. No matter how large or small your fund holdings, your vote is extremely important. After you review the proxy materials, please submit your vote promptly to help us avoid the need for additional mailings. For your convenience, you may vote in any one of three ways: via telephone by calling the number listed on your proxy card; via mail by returning the enclosed proxy card; or via the Internet site listed on the proxy card. Please have your proxy card available when calling to vote by telephone or when using the Internet voting site.

If you have questions, please call 1-866-456-7801 between 9:00 a.m. and 10:00 p.m. Eastern Time Monday through Friday. I thank you for your time and your prompt vote on this matter.

Sincerely

/s/ Christopher J. Guptill
Christopher J. Guptill
President and Chairman of the Board of Trustees Broadmark Funds

Broadmark Tactical Plus Fund

(the “fund” or “your fund”)

a series of Broadmark Funds

300 Drake’s Landing Road, Suite 150

Greenbrae, California 94904

Notice of Special Meeting of Shareholders

Scheduled for December 8, 2014

This is the formal agenda for the fund’s shareholder meeting. It describes what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the fund:

A shareholder meeting of the fund will be held at the offices of Broadmark Funds, 300 Drake’s Landing Road, Suite 150, Greenbrae, California 94904, on December 8, 2014, at 9:00 a.m., Pacific Time, to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between your fund and Salient Broadmark Tactical Plus Fund, a series of Salient MF Trust (the “Acquiring Fund”). Under this agreement, your fund would transfer all of its assets to the Acquiring Fund in exchange for Class F shares of the Acquiring Fund and the Acquiring Fund will assume all your fund’s stated liabilities. These shares would be distributed, as described in the accompanying proxy statement and prospectus, proportionately to you and the other shareholders of your fund, in redemption of and in exchange for the shares of your fund. Your fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on October 31, 2014, are entitled to vote at the meeting and any related adjournments or postponements and follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card. If shareholders do not return their proxies in sufficient numbers, additional shareholder solicitation may be required.

By order of the Board of Trustees,

/s/ Frank L. Newbauer
Frank L. Newbauer Secretary

Greenbrae, California

November 6, 2014

PROXY STATEMENT of

Broadmark Tactical Plus Fund

(the “Acquired Fund”)

a series of Broadmark Funds

PROSPECTUS for

Salient Broadmark Tactical Plus Fund

(the “Acquiring Fund”)

a series of Salient MF Trust

The address of the Acquired Fund is 300 Drake’s Landing Road, Suite 150, Greenbrae, California 94904, and the address of the Acquiring Fund is 4265 San Felipe, Suite 800, Houston, Texas 77027. The Acquired Fund and the Acquiring Fund are together referred to as the “Funds.”

* * * * * *

This combined proxy statement and prospectus (“proxy statement and prospectus”) contains the information shareholders should know before voting on the proposed reorganization. Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund	Shareholders Entitled to Vote

Proposal	Broadmark Tactical Plus Fund	Salient Broadmark Tactical Plus Fund	Broadmark Tactical Plus Fund Shareholders of Record as of October 31, 2014

How the Reorganization Will Work

•	The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund’s stated liabilities.

•	The Acquiring Fund will be managed by the same portfolio manager as the Acquired Fund, using substantially the same investment strategies and portfolio management techniques.

•	The Acquiring Fund will issue to the Acquired Fund a number of full and fractional Class F shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Investor and Institutional Class shares, less the value of any liabilities attributable to such classes of shares. These Class F shares will be distributed to the Acquired Fund’s Investor and Institutional Class shareholders in proportion to their holdings on the date of the closing of the reorganization (the “Closing Date”).

•	Shareholders of the Acquired Fund will become shareholders of the Acquiring Fund, and the Acquired Fund will be terminated.

•	For federal income tax purposes, the reorganization is intended not to result in income, gain or loss being recognized by the Acquired Fund, the Acquiring Fund or the shareholders of the Acquired Fund.

Rationale for the Reorganization

The reorganization is intended to reorganize the Acquired Fund into a newly organized fund advised by the Acquiring Fund’s advisor, Salient Advisors, L.P. (“Salient”), and subadvised by the Acquired Fund’s advisor, Broadmark Asset Management LLC (“Broadmark”). Like the Acquired Fund, the Acquiring Fund seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

Immediately following the reorganization of the Acquired Fund into the Acquiring Fund, as a result of a contractual limitation of expenses agreed to by Salient, the maximum net annual operating expenses of Class F shares of the Acquiring Fund (excluding certain expenses) are expected to be lower than the current net annual operating expenses of the Acquired Fund’s Investor Class shares, and equal to the current net annual operating expenses of the Acquired Fund’s Institutional Class shares for so long as the expense limitation agreement remains in effect.

Management of the Acquired Fund believes that the Acquiring Fund has greater potential to grow assets than the Acquired Fund does as currently constituted, and that the Acquiring Fund would benefit from Salient’s experience in the distribution of mutual funds through a broader range of distribution channels and additional share classes than currently available to the Acquired Fund. The Acquiring Fund may be better positioned in the market to increase asset size and achieve additional economies of scale. As a result, the Acquiring Fund may benefit from the ability to achieve better net prices on securities trades and spread fixed expenses in a manner that may contribute to achieving a lower expense ratio in the long-term than the Acquired Fund could be expected to achieve as currently constituted.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

•    The prospectus of the Acquiring Fund dated [________ ___], 2014

•    The prospectus of the Acquired Fund dated April 1, 2014, as supplemented through August 15, 2014

•    The annual report of the Acquired Fund dated November 30, 2013

•    The semiannual report of the Acquired Fund dated May 31, 2014

•    The statement of additional information (“SAI”) dated [_______ ___], 2014, that relates to this proxy statement and prospectus and the reorganization, and contains additional information about the Acquired Fund and the Acquiring Fund

•    The SAI of the Acquired Fund dated April 1, 2014, as supplemented through August 15, 2014

•    The SAI of the Acquiring Fund dated [_______ ___], 2014

These documents and additional information about the Funds are on file with the SEC.

Acquired Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: (877) 742-8061.

Acquiring Fund documents and additional information about that Fund are available at no charge by writing to that Fund or by calling, toll-free: (877) 742-8061.

These documents are incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: (877) 742-8061

The date of this proxy statement and prospectus is [                    ], 2014.

ii

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of Broadmark Funds (the “Broadmark Funds Board”) to solicit proxies to be voted at a special meeting of the Acquired Fund’s shareholders. This meeting will be held at 300 Drake’s Landing Road, Suite 150, Greenbrae, California 94904, on Friday, December 8, 2014, at 9:00 a.m., Pacific Time. The purpose of the meeting is to consider the proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to the Acquired Fund’s shareholders on or about November 6, 2014.

The proxy statement and prospectus includes information that is specific to this proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A, which contains the form of Agreement, and the Acquired Fund’s annual and semiannual reports, because they contain details that are not in the summary.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on October 31, 2014, are entitled to attend and vote at the meeting or any adjourned or postponed meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

DESCRIPTION OF THE PROPOSAL

Approval of Agreement and Plan of Reorganization

A proposal to approve an Agreement and Plan of Reorganization among Broadmark Funds, on behalf of the Acquired Fund, Salient MF Trust, on behalf of the Acquiring Fund, Broadmark, and Salient. Under this Agreement, the Acquired Fund would transfer all of its assets to the Acquiring Fund in exchange for Class F shares of the Acquiring Fund and the Acquiring Fund would assume the Acquired Fund’s stated liabilities. These shares would be distributed to Investor and Institutional Class shareholders of the Acquired Fund in proportion to such shareholders’ holdings on the Closing Date. The Broadmark Funds Board recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF THE FUNDS

Comparison of the Funds’ Organization, Investment Objectives, Strategies and Policies

	Acquired Fund	Acquiring Fund

Organization	The Acquired Fund is a diversified series of Broadmark Funds, an open-end management investment company organized as a Delaware statutory trust.	The Acquiring Fund is a newly formed diversified series of Salient MF Trust, an open-end management investment company organized as a Delaware statutory trust.

Net assets as of May 31, 2014	Approximately $19 million	None

Investment advisor	Broadmark	Salient

Subadvisor	None	Broadmark

	Acquired Fund	Acquiring Fund

Portfolio manager of each Fund	Christopher J. Guptill • Co-Chief Executive Officer and Chief Investment Officer of Broadmark since its inception in 1999 • Portfolio Manager of the Acquired Fund since inception

Investment objective	Each Fund seeks to produce, in any market environment, above-average risk-adjusted returns and less downside volatility than the S&P 500 Index.

Principal investment strategies

Each Fund has substantially identical principal investment strategies:

The Fund seeks to achieve its investment objective by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. These instruments generally include futures and options on securities, securities indices and shares of exchange-traded funds (“ETFs”). The Fund may also invest in equity securities (such as common stocks, preferred stocks and shares of investment companies, including ETFs) of U.S. and non-U.S. issuers, which may include emerging market issuers, in any industry sector and in all market capitalization ranges, including small capitalization stocks, without limitation.

The Fund may hold a substantial portion of its assets in cash and cash equivalents, including money market instruments, commercial paper and short-term securities issued by U.S. and non-U.S. issuers, and in fixed-income instruments of U.S. and non-U.S. issuers that are of investment grade and of any maturity. Such fixed-income instruments include corporate bonds, government securities, and bank debt. The Fund may also invest in futures and options on fixed-income instruments, such as futures on government securities.

Broadmark’s investment approach for managing the Fund’s assets focuses on identifying securities and other instruments that Broadmark believes are undervalued, or overvalued, relative to their intrinsic values, and that offer the greatest risk-adjusted potential for returns. In evaluating whether a particular market, sector or industry is undervalued or overvalued, Broadmark considers a variety of factors, including valuation and monetary conditions, investor sentiment and returns over a calendar year or other time period. Broadmark seeks to invest in futures, options and options on futures on indices, equity securities, and other instruments in sectors and industries or groups of industries that Broadmark believes are attractive on a relative basis. Consistent with this approach, Broadmark may also sell short options and futures on indices, equity securities and other instruments that it believes are less attractive on a relative basis. Broadmark’s investment approach also involves using strategies designed to create less downside volatility than the S&P 500 Index. With respect to the Fund, the Fund’s principal investment strategies include seeking to create less market exposure during equity market downturns. If this strategy is successful, having less equity market exposure during equity downturns, as determined by the Sub-Advisor’s investment process, will result in the Fund having less downside volatility than the S&P 500 Index.

The Fund may also enter into forward foreign currency exchange contracts. For hedging and non-hedging (speculative) purposes, the Fund may also invest in options on foreign currencies, foreign currency futures and options and foreign currency exchange-related securities like foreign currency warrants and other instruments linked to foreign currency exchange rates. The Fund may write (sell) covered and uncovered put and call options, and may purchase put and call options, on securities, securities indices, shares of ETFs and other instruments. In addition, for purposes of adjusting risk and return of its investment positions, the Fund may purchase or write a combination of options (i.e., simultaneously writing call options and purchasing put options).

Acquired Fund	Acquiring Fund

In addition to purchasing, or taking “long” positions in equity securities, the Fund may employ both leveraged investment techniques (e.g., investments in futures and options) as well as short positions on target securities, which allow the Fund a net exposure which can range from 200% net long to 100% net short in its portfolio. For example, if the Fund invests 130% of its net assets in long positions and 30% of its net assets in short positions, the Fund is a “100% net long.” When the Fund’s outstanding short positions equal its net assets, the Fund is “100% net short.” The Fund may employ short positions independently of (and without regard to) its existing long positions and such short positions may not offset, or correlate directly to, long positions.

The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective.

The percentage of the Fund’s assets held in cash and cash equivalents will fluctuate depending on various factors, including Broadmark’s current assessment of markets, valuation and monetary conditions, investor sentiment, risks and other investment factors, the Fund’s current requirements for liquidity, and the Fund’s need to satisfy margin requirements with respect to its use of derivative instruments. The Fund may temporarily invest extensively in cash and cash equivalents for the purpose of protecting the Fund in the event market, economic, political, or other conditions warrant a defensive posture. To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

As the above table indicates, both Funds have identical investment objectives and substantially identical principal investment policies.

Comparison of the Funds’ Classes of Shares

The following table details the differences between the expense structures of the Acquired Fund’s Investor and Institutional Class shares and the Acquiring Fund’s Class F shares.

Acquired Fund Investor and

Institutional Class Shares

•	Investor and Institutional Class shares are offered without front-end sales loads or CDSCs.

•	Investor Class shares are subject to an up to 0.25% distribution (“Rule 12b-1”) fee and shareholder service fees of up to 0.15%.

•	Institutional Class shares are not subject to any Rule 12b-1 fees, but are subject to shareholder service fees of up to 0.05%.

Acquiring Fund Class F Shares

•	Class F shares are offered without front-end sales loads or CDSCs. Only Acquired Fund shareholders who acquire Class F shares in the Reorganization may purchase additional Class F shares after the closing of the Reorganization.

•	Class F shares are not subject to any Rule 12b-1 or shareholder service fees.

Comparison of Buying, Selling and Exchanging Shares

	Acquired Fund	Acquiring Fund

Buying shares	Investors may buy shares directly from the Fund on any business day by contacting the Fund by telephone or in writing. The Fund has authorized certain broker-dealers and other financial intermediaries to accept purchase orders on the Fund’s behalf. Such intermediaries may be contacted directly.	Investors may buy shares at their public offering price through a financial representative or the Fund’s transfer agent, Citi Fund Services Ohio, Inc. (“Citi”).

Minimum initial investment	The minimum initial investment is $4,000 for Investor Class shares and $100,000 for Institutional Class shares, and the minimum subsequent investment for Investor Class Shares is $100. There is no minimum subsequent investment amount for Institutional Class shares. Exceptions to these minimum amounts may apply for certain investors, and the minimum amounts may otherwise be waived or reduced by Broadmark.	After the Reorganization, Class F shares will be held only by those shareholders who became shareholders of the Acquiring Fund as a result of the Reorganization. Only Acquired Fund shareholders who acquire Class F shares in the Reorganization may purchase additional Class F shares after the closing of the Reorganization. In addition, Class F shareholders may direct that their dividends be invested in additional Class F shares.

Exchanging Shares	To the extent that more than one series of Broadmark Funds offers shares, subject to meeting the applicable minimum investment requirements, shares of the Acquired Fund may generally be exchanged for shares of such other series.	Generally, Acquiring Fund shareholders may exchange their shares of one fund offered in the fund family for shares of the same class of any other Salient fund. Following the Closing Date, holders of Class F shares of the Acquiring Fund may exchange their shares for Class I shares of other Salient funds. The registration for both accounts involved must be identical. The exchanged shares would be subject to the expenses of such other Salient fund’s Class I shares, which would differ from Class F shares of the Acquiring Fund.

Selling shares	Acquired Fund shareholders may redeem their shares directly from the Fund on any business day by contacting the Fund or through an authorized financial intermediary. Such intermediaries may be contacted directly.	Acquiring Fund shareholders may sell their shares by submitting a proper written, telephone or Internet request to the transfer agent. In certain circumstances, the request must be in writing.

Net asset value	All purchases, exchanges and sales are made at a price based on the next net asset value per share (“NAV”) of a class of the Fund, calculated after an order is received in proper form. The Fund’s NAV is calculated by dividing the value of the Fund’s total assets, less liabilities, by the number of outstanding Fund shares. The NAV for each class of the Fund is determined at the close of regular trading on the New York Stock Exchange, which is normally 4:00 p.m. Eastern Time. The pricing and valuation of the Fund’s portfolio investments is determined in accordance with procedures approved by, and under the direction of, the Board of Trustees. When closing market prices or market quotations are not readily available or are considered by the advisor to be unreliable, the Fund may use a security’s fair value. Fair value is the valuation of a security determined on the basis of factors other than market value in accordance with pre-approved procedures under the ultimate supervision of the Board of Trustees.

Comparison of Expenses

Shareholders of both Funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from the Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than those shown in the following tables.

As the tables below indicate, the maximum hypothetical pro forma net annual operating expenses (before waivers and reimbursements) of the Acquiring Fund’s Class F shares after the Reorganization are expected to be lower than the net annual operating expenses of the Acquired Fund’s Investor, and the same as those of the Acquired Fund’s Institutional Class shares. To the extent that the Acquiring Fund’s assets grow after the Closing Date, the total annual operating expenses of the Acquiring Fund’s Class F shares (before waivers and reimbursements) could be lower than the current total annual operating expenses of the Acquired Fund’s Investor and Institutional Class shares.

At an annual rate of 1.45% of average daily net assets, the management fee for the Acquiring Fund is higher than the management fee for the Acquired Fund, which is 1.15%. However, the maximum net annual operating expenses of the Acquiring Fund’s Class F shares (1.49%) will be lower than the current net annual operating expenses of the Acquired Fund’s Investor Class shares (1.84%), and equal to the net annual operating expenses of the Acquired Fund’s Institutional Class shares (1.49%), until the third anniversary of the Closing Date due to contractual expense limitations agreed to by Salient.

The Funds’ Expenses

The following expense tables briefly describe the fees and the expenses that holders of the Acquired Fund’s Investor and Institutional Class shares, and the Acquiring Fund’s Class F shares, may pay if they buy and hold shares of each respective Fund, and are based on expenses paid by Investor and Institutional Class shares of the Acquired Fund for the twelve-month period ended May 31, 2014 (the end of the Acquired Fund’s most recent fiscal six-month period) and estimated expenses of the Acquiring Fund for the same period. The tables also show the pro forma expenses of the Acquiring Fund (based on the Acquired Fund’s assets as of May 31, 2014) assuming the Reorganization with the Acquired Fund had occurred at the beginning of the twelve-month period ended May 31, 2014 (i.e., on June 1, 2013). The Acquiring Fund’s actual expenses after the Reorganization may be greater or less than those shown.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Acquired Fund Investor Class		Acquired Fund Institutional Class		Acquiring Fund Class F		Salient Broadmark Tactical Plus Fund (Pro Forma, Assuming Reorganization with Acquired Fund) Class F
Management Fee	1.15%		1.15%		1.45%		1.45%
Distribution and/or Service (Rule 12b-1) Fees	0.25%		None		None		None
Shareholder Service Fee	None		0.05%		None		None
Other Expenses	4.92%		4.19%		2.81%		2.81%
Acquired Fund Fees and Expenses(1)	0.14%		0.14%		0.14%		0.14%
Total Annual Fund operating expenses	6.46%		5.53%		4.40%		4.40%
Less Management Fee Waiver/Reimbursement	4.48	%(2)	3.90	%(2)	2.77	%(3)	2.77	%(3)
Net Annual Expenses	1.98%		1.63%		1.63%		1.63%

(1)	Acquired fund fees and expenses are incurred indirectly by each Fund as a result of its investing in securities issued by one or more investment companies. Please note that the “Total annual fund operating expenses” in the table above may not correlate to the “Ratio of expenses to average net assets” (which ratio does not include acquired fund fees and expenses) found within the “Financial Highlights” section of this prospectus and proxy statement.
(2)	Broadmark has contractually agreed to reduce its investment management fees and/or reimburse other expenses of the Acquired Fund to the extent necessary to limit the current operating expenses (exclusive of brokerage costs, interest, taxes, dividends or interest on short positions, any acquired funds fees and expenses and any extraordinary expenses, such as litigation or indemnification costs) of each class of shares of the Fund to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.84% for Investor Class shares and 1.49% for Institutional Class shares. This arrangement, currently in effect until April 1, 2015, may be terminated at any time, and without payment of any penalty, by the Broadmark Funds Board, on behalf of the Acquired Fund, upon 60 days’ written notice to Broadmark. For the first, second and third fiscal years following a fiscal year during which Broadmark waived its fee or otherwise limited expenses of the Acquired Fund, Broadmark may seek from the Fund reimbursement for such waiver and/or payments by Broadmark that otherwise would have been payable by the Fund, unless such reimbursement would cause the Fund’s annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends or interest on short positions, acquired funds fees and expenses and extraordinary expenses, such as litigation or indemnification costs) to exceed the stated limitations.
(3)	Salient has contractually agreed to waive all or a portion of its management fees and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Acquiring Fund’s total operating expenses at 1.49% for Class F shares, excluding certain expenses, such as taxes, brokerage commissions, interest and borrowing expense, short dividend expense, any acquired fund fees and expenses, litigation and extraordinary expenses. Management fee waivers are expressed in the table as a percentage of net assets, and are estimated for the Fund’s first year of operations. This expense limitation agreement expires on the third anniversary of the Closing Date unless renewed by agreement of the Acquiring Fund and Salient based upon a determination doing so would be appropriate under the prevailing circumstances. Salient is permitted to recover expenses attributable to the Acquiring Fund or a class thereof that Salient has borne (whether through reduction of its management fee or otherwise) in later periods to the extent that the expenses for a class of shares fall below the annual rate in effect at the time of the actual waiver/reimbursement. Under this agreement, the Acquiring Fund will not reimburse such expenses beyond three years from the end of such year in which Salient waived a fee or reimbursed an expense. Any such recovery by Salient will not cause a class to exceed the annual limitation rate in effect at the time of the actual waiver/reimbursement.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods in the Acquired Fund and the Acquiring Fund, based on fees and expenses incurred by the Acquired Fund during the 12-month period ended May 31, 2014. The expense examples shown for the Acquiring Fund assume that the investor sells shares at the end of the period. Pro forma expenses of the Acquiring Fund assuming the Reorganization with the Acquired Fund had occurred on March 1, 2014, also are included. Each example assumes that you reinvested all distributions, the average annual return was 5%, and Fund expenses did not change over the period. The pro forma examples are for comparison purposes only and are not a representation of the Acquired Fund’s or Acquiring Fund’s actual expenses or returns, either past or future.

	Acquired Fund Investor Class	Acquired Fund Institutional Class	Acquiring Fund Class F	Acquiring Fund Class F (Pro Forma) (Assuming Reorganization with Acquired Fund)
Year 1	$201	$166	$166	$166
Year 3	$1,512	$1,303	$514	$514
Year 5	$2,785	$2,428	$1,491	$1,491
Year 10	$5,809	$5,188	$3,986	$3,986

Portfolio Turnover

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples above, affect each Fund’s performance. During the most recent fiscal year, the Acquired Fund’s portfolio turnover rate was 1,814% of the average value of its portfolio. As the Acquiring Fund has not yet commenced operations, it has no portfolio turnover information to report.

Exchanging Shares

As described above, generally, shareholders of either Fund may exchange their shares for shares of the same class of another fund offered by the respective fund complex. Following the Closing Date, holders of Class F shares of the Acquiring Fund may exchange their shares for Class I shares of other Salient funds. The exchanged shares would be subject to the expenses of such other Salient fund’s Class I shares, which would differ from Class F shares of the Acquiring Fund.

For information regarding exchanging shares of the Acquiring Fund, call your financial representative or Citi at 1-866-667-9228.

Comparison of Advisory and Distribution Arrangements

The Acquired Fund’s and the Acquiring Fund’s advisory, expense limitation and distribution arrangements differ as set forth below.

Advisory Agreements

Indemnification. Under to the Acquired Fund’s investment management agreement, the Acquired Fund agrees to indemnify the advisor against any and all losses, claims, damages, liabilities or expenses resulting from any claim, demand, action or suit not resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (collectively, “Disabling Conduct”) of the advisor. The Acquiring Fund investment management contract also does not provide for the indemnification of the advisor for losses resulting from the Disabling Conduct.

Management Fees. Under its advisory agreement with Broadmark, the Acquired Fund pays Broadmark management fees equal to an annual rate of 1.15% of the Acquired Fund’s average daily net assets.

Under its advisory agreement with Salient, the Acquiring Fund pays Salient management fees equal to an annual rate of 1.45% of the Acquiring Fund’s average daily net assets. Salient will pay subadvisory fees to Broadmark from its own assets and not from the Acquiring Fund’s assets.

Expense Limitation Arrangements

Broadmark has agreed to limit the annual operating expenses of the Acquired Fund to 1.84% and 1.49% of the average daily net assets of the Fund’s Investor and Institutional Class shares, respectively (excluding acquired fund fees and expenses and expenses relating to short sales), until April 1, 2015. Only the Broadmark Funds Board may terminate the waiver prior to April 1, 2015, and Broadmark may discontinue this arrangement at any time after this date.

Salient has agreed to limit the annual operating expenses of the Acquiring Fund’s Class F shares to 1.49% of the average daily net assets of the Fund’s Class F shares (excluding acquired fund fees and expenses and expenses relating to short sales) until the third anniversary of the Closing Date. Only the Board of Trustees of Salient MF Trust may terminate the waiver prior to this date, and Salient may discontinue this arrangement at any time after this date.

Distribution Arrangements

The Acquired Fund’s Investor Class shares are subject to an up to 0.25% Rule 12b-1 fee. Neither the Acquired Fund’s Institutional Class shares nor the Acquiring Fund’s Class F shares are subject to any Rule 12b-1 fees.

Shareholder Service Fees

The Acquired Fund’s Investor Class shares are subject to annual shareholder service fees of up to 0.15%, and Institutional Class shares are subject to annual shareholder service fees of up to 0.05%. The Acquiring Fund’s Class F shares are not subject to any shareholder service fees.

Fund Performance

Past performance records of the Acquired Fund through December 31, 2013, including: (1) calendar year total returns (without sales charges); and (2) average annual total returns, are set forth under “Acquired Fund Past Performance” beginning on page 14 of this proxy statement and prospectus. The Acquiring Fund has not yet commenced operations and, therefore, has no performance information to report.

Comparison of Investment Risks

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following summarizes the principal risks affecting each Fund. The investment risks are identical for each Fund. References to “the Fund” in this section refer to each Fund.

Below are descriptions of the main factors that may play a role in shaping the Fund’s overall risk profile. The following discussions relating to various principal risks associated with investing in the Fund are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Your investment may be subject to the risks described below if you invest in the Fund.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risk factors are listed below. The Fund’s shares will go up and down in price, meaning that you could lose money by investing in the Fund. Many factors influence a mutual fund’s performance. An investment in the Fund is not intended to constitute a complete investment program and should not be viewed as such.

As an overall matter, instability in the financial markets has led many governments, including the United States government, to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility and, in some cases, a lack of liquidity. Federal, state and other governments, and their regulatory agencies or self-regulatory organizations, may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Risks of Investment Activities Generally

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Cash and Cash Equivalents Risk

It is part of the Fund’s investment strategy to, at times, hold a substantial portion of its assets in cash and/or cash equivalents, including money market instruments. Under certain market conditions, such as during a rising stock market, this strategy could have a negative effect on the Fund’s ability to achieve its investment objective. To the extent that the Fund invests in a money market fund, the Fund will indirectly bear a proportionate share of the money market fund’s expenses, in addition to the operating expenses of the Fund, which are borne directly by Fund shareholders.

Debt Securities

Fixed-income securities generally are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

•	Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated by the rating agencies in the four highest categories (Standard & Poor’s (AAA, AA, A and BBB), Fitch Ratings (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (Aaa, Aa, A and Baa)) are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value.

•	Extension Risk. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

•	Interest Rate Risk. The yields for certain securities are susceptible in the short-term to fluctuations in interest rates, and the prices of such equity securities may decline when interest rates rise. Interest rate risk in general is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may decline in value or suffer losses if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the subadvisor.

•	Prepayment Risk. Prepayment risk is the risk that certain debt securities with high interest rates will be prepaid by the issuer before they mature. When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and an investor may have to invest the proceeds in securities with lower yields. In periods of falling interest rates, the rate of prepayments tends to increase (as does price fluctuation) as borrowers are motivated to pay off debt and refinance at new lower rates. During such periods, reinvestment of the prepayment proceeds by the management team will generally be at lower rates of return than the return on the assets that were prepaid. Prepayment reduces the yield to maturity and the average life of the security.

Derivatives Risk

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets.

Emerging Market Risk

The Fund may have exposure to emerging markets. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Securities Risk section, and you should review that section carefully. There may be greater risks involved in investing in emerging market countries and/or their securities markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their securities markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines.

Equity Securities Risk

Equity securities may be subject to general movements in the stock market, and a significant drop in the stock market may depress the price of securities to which the Fund has exposure. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization. Investments in securities of companies with small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information (See “Small and Mid-Capitalization Securities Risk”).

Exchange-Traded Fund Risk

Because the Fund invests in exchange-traded funds (“ETFs”) and in options on ETFs, the Fund is exposed to the risks associated with the securities and other investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses, including any management fees, paid by each ETF in which the Fund invests. Such expenses are in addition to the operating expenses of the Fund, which are borne directly by shareholders of the Fund. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. The price of such shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. The bid-ask spread often increases significantly during times of market disruption, which means that, to the extent that the Fund invests directly in an ETF, the shares of that ETF may trade at a greater discount at a time when the Fund wishes to sell its shares.

Many ETFs have obtained exemptive relief from the SEC permitting unaffiliated funds to invest in shares of the ETF beyond the limitations imposed by the Investment Company Act of 1940 (the “1940 Act”), subject to certain conditions. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs, and the risks described above may be greater than if the Fund limited its investment in an ETF in accordance with the limitations imposed by the 1940 Act.

Foreign Securities Risk

Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money. These risks include:

•	The Fund generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Fund’s portfolio.

•	The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•	The governments of certain countries may prohibit or impose substantial restrictions on foreign investments in their capital markets or in certain industries.

•	Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

Hedging Risk

Although hedging activities are generally engaged in to help offset negative movements with respect to an investment, such activities will not always be successful. Moreover, hedging may cause the Fund to lose money and may reduce the opportunity for gain.

High Portfolio Turnover Risk

To the extent that the Fund makes investments on a shorter-term basis the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

Leverage Risk

The Fund may make investments in options, swaps and futures contracts or other derivative instruments. These and certain other derivatives provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss. In connection with derivatives investments, the Fund will be required to maintain specified asset coverage with respect to such investments by both the 1940 Act and the terms of these investments. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors reduce the required asset coverage below necessary amounts.

Market Events

The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken various steps designed to support and stabilize credit and financial markets since 2008. Reduction or withdrawal of this support, failure of efforts to stabilize the markets, or investor perception that such efforts are not succeeding could negatively affect financial markets generally, as well as have an adverse impact on the liquidity and value of certain securities. In addition, policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was enacted in the U.S., reflecting a significant revision of the U.S. financial regulatory framework. The Dodd-Frank Act addresses a variety of topics, including, among others, new rules for trading in derivatives; restrictions on banking entities from engaging in proprietary trading of certain instruments; the registration and additional regulation of private fund managers; and new federal requirements for residential mortgage loans. Securities in which the Fund invests, or the issuers of such securities, may be impacted by the Dodd-Frank Act and any related or additional legislation or regulation in unforeseeable ways. The ultimate effect of the Dodd-Frank Act and any related or additional regulation is not yet known. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Market Risk

Market risk is the risk that the markets on which the Fund’s investments trade will increase or decrease in value. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

New Fund Risk

The Fund is newly-formed. Accordingly, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such a liquidation could have negative tax consequences for shareholders.

Short Sale Risk

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. The Fund must set aside “cover” for short sales to comply with applicable SEC positions under the 1940 Act.

Small and Mid-Capitalization Securities Risk

The Fund may invest its assets in the common stocks and other equity securities of small and mid-capitalization companies with smaller market capitalizations. While the subadvisor believes these investments may provide significant potential for appreciation, they involve higher risks in some respects than do investments in common stocks and other equity securities of larger companies. For example, prices of such investments are often more volatile than prices of large-capitalization stocks and other equity securities. In addition, due to thin trading in some such investments, an investment in these common stocks and other equity securities may be more illiquid than that of common stocks or other equity securities of larger market capitalization issuers. Smaller capitalization companies also fail more often than larger companies and may have more limited management and financial resources than larger companies.

Volatility and Creditworthiness Risk

The downgrade of the U.S. government’s credit rating in 2011 may adversely affect Fund performance. In 2011, S&P downgraded the U.S. government’s credit rating from AAA to AA+, and this unprecedented downgrade could lead to subsequent downgrades by S&P or downgrades by other credit rating agencies. These developments, and the government’s credit concerns in general, could cause an increase in interest rates and borrowing costs, which may negatively impact both the perception of credit risk associated with the debt securities issued by the U.S. and the country’s ability to access the debt markets on favorable terms. In addition, a lowered credit rating could create broader financial turmoil and uncertainty, which may negatively affect the value of Fund shares or the Fund’s performance.

PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

The Reorganization is scheduled to occur immediately after 4:00 p.m., Eastern Time, on December 12, 2014, but may occur on any later date before December 11, 2015. The Acquired Fund will transfer all of its assets to the Acquiring Fund and the Acquiring Fund will assume all of the Acquired Fund’s stated liabilities. The net asset value of both Funds will be computed as of 4:00 p.m., Eastern Time, on the Closing Date.

The Acquiring Fund will issue a number of full and fractional Class F shares to the Acquired Fund having an aggregate net asset value equal to the value of the net assets attributable to the Acquired Fund’s Investor and Institutional Class shares on the Closing Date. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Investor and Institutional Class shareholders of record of the Acquired Fund (in redemption of their Acquired Fund shares) in proportion to their holdings on the Closing Date. As a result, Investor and Institutional Class shareholders of the Acquired Fund will become Class F shareholders of the Acquiring Fund.

After the Acquiring Fund’s shares are issued, the Acquired Fund will cease operations and be terminated.

Reasons for the Proposed Reorganization

The Broadmark Funds Board met on July 17, 2014, and again on August 14, 2014. During these meetings, the Trustees discussed the Reorganization with, and asked questions of, executive officers of Broadmark and Salient. The Trustees considered Broadmark’s recommendation that the Acquired Fund reorganize into the Acquiring Fund, and information presented to them and discussed at the meetings. The Trustees also considered the following matters, among others, and in no order of priority, in approving the proposal.

First, the investment objective of the Acquiring Fund is the same as, and the principal investment strategies and policies of the Acquiring Fund are substantially identical to, those of the Acquired Fund.

Second, shareholders of the Acquired Fund will experience continuity in portfolio management because Broadmark, the investment advisor to the Acquired Fund, will continue to manage the Acquiring Fund’s assets on a day-to-day basis as subadvisor to the Acquiring Fund. Salient, as investment advisor to the Acquiring Fund, will oversee Broadmark in accordance with the terms of the proposed subadvisory agreement. The Trustees also considered that Christopher J. Guptill, the portfolio manager of the Acquired Fund, will serve as the sole portfolio manager of the Acquiring Fund. Accordingly, Acquired Fund shareholders should be provided with a continuing investment program and the same level of portfolio management services.

Third, while Broadmark will manage the assets of the Acquiring Fund as its subadvisor, Salient will be responsible for the overall management of the Acquiring Fund’s operations. The Trustees considered that Salient has substantial internal resources available to the existing series of Salient MF Trust, including portfolio managers with experience managing investment companies, dedicated sales and marketing personnel and compliance personnel. As of July 17, 2014, Salient and its affiliates had approximately $20.1 billion in assets under management, and Salient served as investment advisor to each of the six series of Salient MF Trust. In addition, the Trustees considered that the investment objectives and strategies of the existing series for which Salient serves as investment advisor are compatible with, and not duplicative of, those of the Acquired Fund, and they considered information about Salient’s plans to integrate the Acquiring Fund into the existing fund complex and grow the Acquiring Fund’s assets. The Trustees also considered the record of performance and asset growth of Salient’s other investment advisory clients.

Fourth, at an annual rate of 1.45% of average daily net assets, the management fee for the Acquiring Fund is higher than the management fee for the Acquired Fund, which is 1.15%. The Trustees considered that, although the management fee is higher, Salient has contractually agreed, for a three-year period ending on the third anniversary of the closing of the Reorganization, to waive its management fee and/or pay or otherwise bear operating and other expenses of the Class F shares of the Acquiring Fund (excluding taxes, brokerage and transactional expenses, borrowing and other investment-related costs and fees, including interest and commitment fees, short dividend expense, acquired fund fees paid indirectly, and litigation and extraordinary expenses not incurred in the ordinary course of the Acquiring Fund’s business) solely to the extent necessary to limit the total annualized expenses of Class F shares of the Acquiring Fund to 1.49% of the average annual net assets attributable to such Class F shares. In addition, Salient and its affiliates have significant potential for increasing the size of the Acquiring Fund because of Salient’s experience in the distribution of mutual funds through a broader range of distribution channels than currently available to the Acquired Fund. For example, the Acquiring Fund may offer additional classes that provide greater distribution capabilities than the Acquired Fund does. Over the long term, if this potential for a larger asset base is realized, the greater asset size of the Acquiring Fund may allow it, relative to the Acquired Fund and for a longer period, to: (i) obtain better net prices on securities trades; and (ii) reduce long-term per-share expenses by spreading fixed costs over a larger asset base. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Fifth, the long-term asset growth potential of the Acquiring Fund, resulting potential long-term economies of scale, and other efficiencies in other expenses could result in lower overall expenses of the Acquiring Fund compared to those of the Acquired Fund. It is possible that, if the expense limitation applicable to Class F shares is not continued beyond the three-year period, the expenses of the Acquiring Fund could be higher than the expenses incurred by the Acquired Fund during the 12-month period ended May 31, 2014, unless operating efficiencies or economies of scale fully offset any increased fees and expenses borne by the Acquiring Fund. There can be no assurance that such operating efficiencies or economies of scale will be achieved.

Sixth, the Reorganization will be tax-free for federal income tax purposes for the Acquired Fund and its shareholders, and the Acquired Fund and the Acquiring Fund will receive an opinion from counsel to the Acquiring Fund to that effect as a condition to the closing of the Reorganization.

Seventh, the direct costs of the Reorganization will be borne by Broadmark and Salient (not the Acquired Fund), except that the Agreement currently contemplates that each of the Acquired Fund and the Acquiring Fund will pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchase or sale of portfolio securities. However, because the Acquiring Fund will be a shell fund and Broadmark, as subadvisor, will be responsible for managing the portfolio of the Acquiring Fund, no repositioning of securities (and no expenses related to such repositioning) is expected.

Eighth, the Acquiring Fund will assume the financial and performance history of the Acquired Fund at the closing of the Reorganization. The Broadmark Funds Board also reviewed the historical performance of the Acquired Fund and its benchmark, although no assurances may be given that the Acquiring Fund will achieve any particular level of performance after the Reorganization.

Ninth, the Reorganization involves conflicts of interest, as Broadmark and Salient are expected to benefit from the Reorganization. The Broadmark Funds Board recognizes that Broadmark and Salient will benefit from the Reorganization. Because the Acquiring Fund will be the accounting successor to the Acquired Fund and will assume the Acquired Fund’s performance record, Salient expects to be able to increase the Acquiring Fund’s assets at a faster rate than would otherwise be possible if it began offering a fund with the same investment objective, policies and restrictions, but with no historical performance record. That expected asset growth benefits Salient by increasing revenue from its management fees and accelerating the point at which management of the Acquiring Fund is profitable to Salient. As the subadvisor to the Acquiring Fund, Broadmark similarly would benefit from increased assets. The Broadmark Funds Board realizes that, as a result, the additional financial benefits to Broadmark may give it greater resources to manage mutual funds and other assets that may benefit the Acquired Fund as well as its other clients.

The Broadmark Funds Board also considered that, in exchange for the goodwill and performance record associated with the Acquired Fund, Salient has agreed to pay Broadmark a specified amount in consideration in connection with the closing of the Reorganization. These and other potential conflicts of interest, including financial obligations of Salient to Broadmark if Broadmark were terminated as a subadvisor, are discussed below under “Conflicts of Interest.” In approving the Reorganization and the Agreement, the Broadmark Funds Board, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of either Fund in the Reorganization, Broadmark, or Salient, was aware of and considered these potential conflicts of interest.

The Broadmark Funds Board also considered whether an “unfair burden” (as defined in the 1940 Act) will be imposed in connection with the Reorganization in the context of Section 15(f) of the 1940 Act. The Broadmark Funds Board considered that the Reorganization currently contemplates that Salient shall use all commercially reasonable best efforts to ensure that, for a period of three years after the closing of the Reorganization, at least 75% of the trustees of Salient MF Trust will continue to not be “interested persons” (as defined in the 1940 Act) of either Salient or Broadmark, and an “unfair burden” (as defined in the 1940 Act) will not be imposed as a result of, or in connection with, the Reorganization.

The Trustees of Salient MF Trust also considered and approved, based on their consideration of the information presented to them (and as described above) and the conflicts of interest discussed below under “Conflicts of Interest,” the Reorganization and the Agreement on behalf of the Acquiring Fund.

ACQUIRED FUND PAST PERFORMANCE

Set forth below is past performance information for the Acquired Fund, which may help provide an indication of the Acquiring Fund’s risk.

Performance information for the Acquiring Fund is not presented because it has not yet commenced operations. As accounting successor to the Acquired Fund, the Acquiring Fund will assume the Acquired Fund’s historical performance after the Reorganization. Performance information in the bar chart and table below illustrates the variability of the Acquired Fund’s returns and provides some indication of the risks of investing in the Acquired Fund (and if the Reorganization is effected, the Acquiring Fund) by showing changes in the Fund’s performance from year to year.

The table compares the average annual total returns of the Acquired Fund’s Investor and Institutional Class shares to those of the Standard & Poor’s 500 Index (the “S&P 500 Index”), a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. All returns assume reinvestment of dividends and distributions. Because indices cannot be invested in directly, the returns of the S&P 500 Index do not reflect a deduction for fees, expenses, or taxes.

Past performance (before and after taxes) does not indicate future results.

Calendar Year Total Returns — Investor Class Shares

Year-to-date total return for the nine months ended September 30, 2014, was -1.65%.

Quarterly Returns

During the period shown in the above bar chart, the Acquired Fund’s highest quarterly return was 9.64% for the quarter ended December 31, 2013, and its lowest quarterly return was -0.48% for the quarter ended June 30, 2013.

Average Annual Total Returns for Periods Ended December 31, 2013

	1 Year	Since Inception (12-31-12)
Investor Class before tax	18.63%	18.63%
Investor Class after tax on distributions	17.46%	17.46%
Investor Class after tax on distributions, with sale	10.85%	10.85%
Institutional Class before tax	19.03%	19.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	32.39%	32.39%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s individual tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as a 401(k) plan or individual retirement account (“IRA”). After-tax returns are shown for Investor Class shares only and will vary from the after-tax returns of Institutional Class shares, which have a different expense ratio.

FURTHER INFORMATION ON THE REORGANIZATION

Tax Status of the Reorganization

The Reorganization is intended not to result in income, gain or loss for federal income tax purposes to the Acquiring Fund, the Acquired Fund or the shareholders of the Acquired Fund and will not take place unless the Funds receive a satisfactory opinion from K&L Gates LLP, substantially to the effect that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, with respect to the Reorganization, for federal income tax purposes:

•	No gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund as described above; or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders;

•	No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund shares to the Acquired Fund and the assumption of the Acquired Fund’s stated liabilities by the Acquiring Fund;

•	The basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the basis of those assets in the hands of the Acquired Fund immediately before the transfer;

•	The tax holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

•	You will not recognize gain or loss upon the exchange of your shares of the Acquired Fund solely for the Acquiring Fund shares as part of the Reorganization;

•	The aggregate tax basis of the Acquiring Fund shares received by you in the Reorganization will be the same as the aggregate tax basis of your shares of the Acquired Fund surrendered in exchange; and

•	The tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the shares of the Acquired Fund that you surrender in the exchange, provided that the shares of the Acquired Fund were held by you as capital assets on the date of the exchange.

In rendering such opinion, counsel shall rely upon, among other things, reasonable assumptions as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.

This description of the federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, foreign and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus are qualified in their entirety by Exhibit A, the Form of Agreement and Plan of Reorganization, in its entirety, that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund and the receipt of all consents, orders and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s charter and by-laws. The Funds’ obligations are also subject to the receipt of a favorable opinion of K&L Gates LLP as to the federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and 9(f)).

Termination of Agreement. The Broadmark Funds Board or the Salient MF Trust Board of Trustees may terminate the Agreement (even if the shareholders of the Acquired Fund have already approved it) at any time before the Reorganization, subject to certain conditions.

Expenses of the Reorganization. The Acquired Fund will not be required to pay the Reorganization costs incurred in connection with entering into and carrying out the provisions of the Agreement, whether or not the Reorganization occurs (those costs will be borne by Salient and Broadmark according to an agreement between them). Each Fund will pay any brokerage commissions, dealer mark-ups and similar expenses that it may incur in connection with the purchases or sale of portfolio securities; and the Acquiring Fund will pay any governmental fees required in connection with the registration or qualification of Class F shares under applicable state and federal laws. However, because the Acquiring Fund is a newly formed fund and Broadmark, as subadvisor, will be responsible for managing the portfolio of the Acquiring Fund, no repositioning of securities (and no expenses related to such repositioning) is expected.

CAPITALIZATION

With respect to the proposal, the following tables set forth the capitalization of the Acquired Fund as of November 30, 2013, the most recent fiscal year end of the Acquired Fund, and the pro forma combined capitalization of both Funds as if the Reorganization had occurred on that date. The Acquiring Fund will have no assets until the Closing Date, when it will assume the assets of the Acquired Fund.

	Acquired Fund Investor Class	Acquired Fund Institutional Class	Acquiring Fund Class F Pro forma
Net Assets (millions)	$213,118	$9,788,917	$10,002,035
Net Asset Value Per Share	$11.62	$11.66	$11.66
Shares Outstanding	18,333	839,532	857,807

ADDITIONAL INFORMATION ABOUT THE FUNDS’ BUSINESSES

The following table shows where in each Fund’s prospectus you can find additional information about the business of each Fund.

Type of Information	Headings in Acquired Fund Prospectus	Headings in Acquiring Fund Prospectus

Investment objective and policies	Principal Investment Strategies	Principal Investment Strategies

Investment advisor	Investment Adviser	Investment Management

Portfolio management	Portfolio Manager	Portfolio Management

Expenses	Fees and Expenses of the Fund	Fees and Expenses

Purchase of shares	Purchasing Shares	Buying Shares

Redemption of shares	Redeeming Shares	Selling Shares

Dividends, distributions and taxes	Dividends, Distributions, and Taxes	Distributions, Taxation and Account Policies

BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Broadmark Funds Board, including the Broadmark Funds Independent Trustees, approved the Reorganization. In particular, the Broadmark Funds Board determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the Acquired Fund’s shareholders would not be diluted as a result of the Reorganization. In addition, in approving the

Reorganization and the Agreement, the Salient MF Trust Board, including the Salient MF Trust Independent Trustees, was aware of and considered potential conflicts of interest, including any financial obligations of Salient to Broadmark, as discussed below under “Conflicts of Interest.”

The Trustees of Broadmark Funds unanimously recommend that shareholders of the Acquired Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit Salient and Broadmark. Salient has engaged Broadmark as the subadvisor for the Acquiring Fund. Therefore, Salient would benefit from the fees it receives from the Acquiring Fund and from the addition of a well-managed fund with strong historical performance to the Salient family of funds, while Broadmark would benefit from the subadvisory fees it receives for managing the portfolio of the Acquiring Fund, and from Salient’s distribution capabilities in growing the Acquiring Fund.

In addition, Salient and Broadmark have entered into an overall business arrangement under which Broadmark has agreed not to offer certain investment management services to various types of competitors of Salient for the investment strategies it manages for Salient, subject to further conditions, for prescribed periods of time. As part of this arrangement, Salient has agreed that, under certain circumstances, it (and not any of Broadmark Funds, Salient MF Trust, the Acquiring Fund, or the Acquired Fund) will pay to Broadmark a specified amount if the Broadmark subadvisory agreement for the Acquiring Fund is terminated under specified circumstances after the closing of the Reorganization. This arrangement presents a conflict of interest because Salient has a financial incentive to support the continuation of the Broadmark subadvisory agreement for as long as these arrangements remain in effect. In addition, Salient has agreed to pay Broadmark a specified amount in connection with the closing of the Reorganization.

None of Broadmark Funds, Salient MF Trust, the Acquiring Fund, or the Acquired Fund is a party to any of these arrangements, and they are not binding upon the Funds or their respective boards. In approving the Reorganization and the Agreement, each of the Broadmark Funds Board, including the Broadmark Funds Independent Trustees, and the Salient MF Trust Board, including the Salient MF Trust Independent Trustees, was aware of and considered these potential conflicts of interest, including any financial obligations of Salient to Broadmark.

VOTING RIGHTS AND REQUIRED VOTE

Each whole share of the Acquired Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

For purposes of determining whether quorum requirements are met and the required votes are obtained, the following guidelines will apply.

Shares	Quorum	Voting

In General	All shares “present” in person or by proxy are counted towards a quorum.	Shares “present” at the meeting will be voted in person at the meeting. Shares “present” by proxy will be voted in accordance with instructions.

Shares	Quorum	Voting

Proxy with no Voting Instruction (other than Broker Non-Vote)	Considered “present” at the meeting.	Voted “for” a proposal.

Broker Non-Vote (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the person entitled to vote, and the broker or nominee does not have discretionary voting power on the matter)	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

Abstain	Considered “present” at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of shareholders is not obtained with respect to the proposal, the Acquired Fund will continue to engage in business as a separate mutual fund and the Broadmark Funds Board will consider what further action may be appropriate.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited: by telephone, by fax or in person by the Trustees, officers and employees of Broadmark Funds, on behalf of the Acquired Fund; by personnel of the Acquired Fund’s investment advisor, Broadmark, and its transfer agent, Ultimus Fund Solutions, LLC (“Ultimus”), or by broker-dealer firms. Computershare Fund Services, a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $3,000.

Revoking Proxies

Each Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

•	By filing a written notice of revocation with the Acquired Fund’s transfer agent, Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, Ohio 45246-0707;

•	By returning a duly executed proxy with a later date before the time of the meeting; or

•	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of the Acquired Fund (without complying with any formalities) at any time before it is voted.

Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of October 31, 2014 (the “record date”), the numbers of shares of beneficial interest of the Acquired Fund outstanding were as follows:

Acquired Fund	Shares Outstanding
Investor Class	[__________]
Institutional Class	[__________]
Total	[__________]

Only shareholders of record on the record date are entitled to receive notice of and to vote at the meeting. Pursuant to the Declaration of Trust of Broadmark Funds, 33-1/3% of the outstanding shares of the Acquired Fund that are entitled to vote will be considered a quorum for the transaction of business.

Other Business

The Broadmark Funds Board knows of no business to be presented for consideration at the meeting other than the proposal. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares represented at the meeting. Adjournment or postponements may occur in order to defer action on one or more proposals. Any meeting of shareholders, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, either in person or by proxy. Broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting. Notice of adjournment of a shareholders’ meeting to another time or place need not be given, if such time and place are announced at the meeting at which adjournment is taken and the adjourned meeting is held within a reasonable time after the date set for the original meeting. If the adjournment is for more than sixty (60) calendar days from the date set for the original meeting or a new record date is fixed for the adjourned meeting, notice of any such adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting. At any adjourned meeting, the Acquired Fund may transact any business which might have been transacted at the original meeting

Telephone Voting

In addition to soliciting proxies by mail, by fax, in person, or by e-mail, the Acquired Fund also may arrange to have votes recorded by telephone by officers and employees of the Acquired Fund or by personnel of Broadmark, Ultimus, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder’s instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Acquired Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.

•	A shareholder will be called on a recorded line at the telephone number in the fund’s account records and will be asked to provide the shareholder’s social security number or other identifying information.

•	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

•	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

•	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

•	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card if you are voting via the Internet. To vote via the Internet, you will need the “control number” that appears on your proxy card. These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

•	Read the proxy statement and have your proxy card(s) at hand.

•	Go to the Web site on the proxy card.

•	Enter the “control number” found on your proxy card.

•	Follow the instructions on the Web site. Please call us at 1-866-456-7801 if you have any problems.

•	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by e-mail, if chosen.

Shareholders’ Proposals

The Funds are not required, and do not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of their respective Funds must submit the proposal in writing, so that it is received by the Acquired Fund at 300 Drake’s Landing Road, Suite 150, Greenbrae, California 94904, or the Acquiring Fund at 4265 San Felipe, Suite 800, Houston, Texas 77027, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

To the knowledge of the Acquired Fund, as of October 31, 2014, the following persons owned of record or beneficially 5% or more of the outstanding Investor and Institutional Class shares of beneficial interest of the Acquired Fund:

Share Class	Names and Addresses of Owners of More Than 5% of Shares	Percent Owned (Type of Ownership)

As of October 31, 2014, there were no outstanding shares of the Acquiring Fund.

As of October 31, 2014, the Board members and officers of each Fund owned in the aggregate less than 1% of the outstanding shares of their respective Funds.

EXPERTS

The financial statements and financial highlights of the Acquired Fund for the fiscal year ended November 30, 2013 and the six months ended May 31, 2014, are incorporated by reference into this proxy statement and prospectus. The financial statements and financial highlights for the fiscal year ended November 30, 2013, have been audited by the independent registered public accounting firm BBD LLP, as stated in its report, which is incorporated herein by reference. The financial statements and financial highlights for the fiscal year ended November 30, 2013, have been incorporated herein by reference in reliance on their report given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements and other information with the SEC. Copies of these materials, and other information about the Funds, can be reviewed and copied format the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Copies of this information can also be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC’s Internet site at http://www.sec.gov.

EXHIBIT A —

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (“Agreement”) is made as of December [        ], 2014, by and among Broadmark Funds, a Delaware statutory trust (the “Broadmark Trust”), on behalf of its series, Broadmark Tactical Plus Fund (the “Acquired Fund”); Salient MF Trust, a Delaware statutory trust (the “Salient Trust”), on behalf of its series, Salient Broadmark Tactical Plus Fund (the “Acquiring Fund” and together with the Acquired Fund, the “Funds” or individually, each a “Fund”); solely for purposes of Sections 5 and 6(j), Salient Advisors, L.P. (“Salient”); and solely for purposes of Section 5, Broadmark Asset Management LLC (“Broadmark”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to its Investor Class shares and Institutional Class shares in exchange for the Acquiring Fund’s Class F shares, respectively (the “Merger Shares”), and the assumption by the Acquiring Fund of all stated liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

Each of the Broadmark Trust and the Salient Trust is duly organized and validly existing under, and in conformity with, the laws of the State of Delaware, and has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Broadmark Trust and the Salient Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Broadmark Trust or the Salient Trust, as the case may be. Each of the Broadmark Trust and the Salient Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect. The Acquired Fund and the Acquiring Fund are separate series of the Broadmark Trust and the Salient Trust, respectively, duly established and designated in accordance with the applicable provisions of the Broadmark Trust’s Declaration of Trust dated November 5, 2012, as may be amended (the “Broadmark Declaration”), and the Salient Trust’s Declaration of Trust dated November 15, 2011, as may be amended (the “Salient Declaration”), respectively, and the 1940 Act.

The Broadmark Trust’s Board of Trustees and the Salient Trust’s Board of Trustees: (i) have adopted and approved this Agreement and the transactions hereby contemplated; and (ii) have determined that participation therein is in the best interests of their respective Funds and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization (as defined below).

All covenants and obligations of a Fund contained herein shall be deemed to be covenants and obligations of the Broadmark Trust or the Salient Trust, as the case may be, acting on behalf of that Fund, and all rights and benefits created hereunder in favor of a Fund shall inure to, and shall be enforceable by, the Broadmark Trust or the Salient Trust, as the case may be, acting on behalf of that Fund.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1. The Reorganization.

(a) Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume all of the stated liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 2. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Broadmark Trust will redeem its Acquired Fund Shares in exchange for all Merger

Shares received by it and will distribute such Merger Shares to its shareholders. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b) The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(c) The Valuation Time shall be 4:00 p.m., Eastern Time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(d) Recourse for stated liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The stated liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 3(c) of this Agreement.

(e) The Acquired Fund will cease operations and be terminated as a series of the Broadmark Trust forthwith following the Closing Date.

2. Valuation.

(a) On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value equal, respectively, to the value of the assets of the Acquired Fund attributable to Investor Class and Institutional Class Acquired Fund Shares, on such date less the value of the liabilities attributable to Investor Class and Institutional Class Acquired Fund Shares assumed by the Acquiring Fund on that date, determined as hereinafter provided in this Section 2.

(b) The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c) The net asset value of the Merger Shares shall be computed in the manner set forth in the Acquiring Fund Prospectus. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to the valuation procedures of the Acquired Fund for purposes of determining the fair market value of the Acquired Fund’s assets and liabilities. For the avoidance of doubt, the net asset value of each Merger Share to be delivered to the Acquired Fund shall equal the last determined net asset value per share of the Acquired Fund.

(d) No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e) The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f) The Acquiring Fund shall assume all of the stated liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and termination of the Acquired Fund or otherwise.

3. Representations and Warranties of the Acquiring Fund.

The Salient Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a) The Acquiring Fund is a series of the Salient Trust and, in conformity with the laws of the State of Delaware, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Salient Trust and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquiring Fund was formed for the purpose of effecting the Reorganization, has not engaged in any business prior to the Reorganization, and does not own any assets.

(c) The Acquiring Fund has no stated liabilities of a material nature, contingent or otherwise. As of the Valuation Time (as defined in Section 1(c)), the Acquiring Fund will advise the Acquired Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(d) The Salient Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Salient Trust’s Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(e) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Salient Trust or the Acquiring Fund, threatened against the Salient Trust or the Acquiring Fund which assert liability on the part of the Salient Trust or the Acquiring Fund or which materially affect the financial condition of the Salient Trust or the Acquiring Fund or the Salient Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Salient Trust nor the Acquiring Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(f) Neither the Salient Trust nor the Acquiring Fund is obligated under any provision of the Salient Declaration or the Salient Trust’s By-laws dated November 15, 2011, as may be amended, and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (i) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(h) No consent, approval, authorization or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(i) The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Salient Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date (as such term is defined in Section 7(a), below), insofar as it relates to the Acquiring Fund:

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

(j) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any security of one class that is convertible into any other class of the Acquiring Fund shares.

(k) The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class F shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

(l) At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(m) At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

4. Representations and Warranties of the Acquired Fund.

The Broadmark Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a) The Acquired Fund is a series of the Broadmark Trust and, in conformity with the laws of the State of Delaware, has the power to own all of its assets and to carry out its obligations under this Agreement. Each of the Broadmark Trust and the Acquired Fund has all necessary federal, state and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b) The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as a “regulated investment company” (“RIC”) within the meaning of Section 851 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Section 852 or Section 4982 of the Code.

(c) The Broadmark Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action of the Broadmark Trust Board, and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or transfer or similar laws relating to or affecting the rights or remedies of creditors’ generally; a party’s obligations of good faith, fair dealing, diligence, reasonableness, or due notice; equitable rights, remedies, or defenses; indemnifications from or against liability; and court decisions with respect thereto.

(d) The Acquiring Fund has been furnished with: (i) the annual report of the Acquired Fund for the fiscal year ended November 30, 2013, and the audited financial statements appearing therein, having been audited by BBD, LLP, independent registered public accounting firm; and (ii) the semiannual report of the Acquired Fund for the six months ended May 31, 2014, which in each case fairly presents the financial condition and result of operations of the Acquired Fund as of the date indicated, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e) To its knowledge, the Acquired Fund has no stated liabilities of a material nature, contingent or otherwise, other than those that are shown as belonging to it on its statement of assets and liabilities as of May 31, 2014, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all stated liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Broadmark Trust or the Acquired Fund, threatened against the Broadmark Trust or the Acquired Fund that assert liability on the part of the Broadmark Trust or the Acquired Fund, or that materially affect the financial condition of the Broadmark Trust or the Acquired Fund or the Broadmark Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither the Broadmark Trust nor the Acquired Fund is charged with or, to the best of their knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of their business.

(g) There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or its registration statement on Form N-1A or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(h) Neither the Broadmark Trust nor the Acquired Fund is obligated under any provision of the Broadmark Declaration or the Broadmark Trust’s By-laws dated November 16, 2012, as may be amended (the “Broadmark Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i) The Acquired Fund has filed, or intends to file, or has obtained extensions to file, all federal, state and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(j) As used in this Agreement, the term “Acquired Fund Investments” shall mean: (i) the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and (ii) all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time that have been disclosed in writing to the Acquiring Fund. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(k) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(l) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund:

(A) did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder, and

(B) does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(m) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable by the Acquired Fund (“Acquired Fund Shares”). The Acquired Fund does not have outstanding any security of one class that is convertible into any other class of the Acquired Fund Shares.

(n) All of the issued and outstanding Acquired Fund Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(p) The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 1 of this Agreement.

5. Payment of Expenses.

(a) Except as otherwise provided in this Section 5, Salient and Broadmark, by countersigning this Agreement, agree that they will bear the costs and expenses of the Reorganization incurred by, respectively, the Acquiring Fund and the Acquired Fund pursuant to an agreement between Salient and Broadmark; provided, however, that the Acquiring Fund and the Acquired Fund will each pay any brokerage commissions, dealer mark-ups and similar expenses (“Portfolio Expenses”) that it may incur in connection with the purchases or sale of portfolio securities; and provided, further, that, the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b) Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(c) Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a RIC.

6. Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

(a) Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that with respect to the Acquired Fund, such ordinary course of business will include regular and customary periodic dividends and distributions, and with respect to the Acquiring Fund, it shall be limited to such actions as are customary to the organization of a new series prior to its commencement of operations.

(b) The Broadmark Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c) In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Salient Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d) The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

(e) The Salient Trust, having filed a post-effective amendment to its Registration Statement on Form N-1A (the “Trust’s N-1A Registration Statement”) with the Commission registering the Acquiring Fund and its shares under the 1933 Act and 1940 Act, shall file any supplements and amendments as may be required. The Acquiring Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and to register the Acquiring Fund’s shares with such state securities agencies as it may deem appropriate, in order to commence operations on the Closing Date.

(f) The Broadmark Trust shall, on behalf of the Acquired Fund:

(A) following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the State of Delaware, the Broadmark Declaration and the Broadmark Trust By-laws, the 1940 Act and any other applicable law;

(B) not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(C) on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(g) Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(h) The Acquiring Fund agrees to report the Reorganization as a reorganization qualifying under Section 368(a)(1)(F) of the Code, with the Acquiring Fund as the successor to the Acquired Fund. Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Broadmark Trust, the Salient Trust, and the Funds will take such action, or cause such action to be taken, as is reasonably necessary to enable K&L Gates LLP, counsel to the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to K&L Gates LLP).

(i) In connection with the covenant in subsection (g) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of nine (9) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(j) Salient agrees that it shall: (i) use all commercially reasonable efforts to ensure that the proposed transactions under this Agreement comply with the safe harbor provisions of Section 15(f) of the 1940 Act for the periods specified therein; and (ii) reduce its management fee and/or reimburse expenses of the Acquiring Fund as necessary to limit the operating expense ratio of Class F shares of the Acquiring Fund to 1.49% until at least the third anniversary of the closing of the Reorganization.

7. Closing Date.

(a) Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the stated liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on December 12, 2014 or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b) To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c) The Acquired Fund will deliver to the Acquiring Fund on the Closing Date confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d) As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8. Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Salient Trust Board and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Salient Trust’s Board certified by its Secretary.

(b) That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President or its Treasurer, dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(c) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(d) That the Acquired Fund shall have received the opinion, in form satisfactory to the Broadmark Trust, of K&L Gates LLP, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund substantially in the form and to the effect that:

(A) Both the Acquiring Fund and the Salient Trust are duly formed and validly existing under the laws of the State of Delaware;

(B) the Acquiring Fund is a separate series of the Salient Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Salient Trust’s Board, and this Agreement has been duly executed and delivered by the Salient Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(D) neither the execution or delivery by the Salient Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(E) the Merger Shares have been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Delaware law, be held personally liable for the obligations of the Acquiring Fund; and

(F) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Salient Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them;

(e) That the Acquired Fund shall have obtained an opinion, in form satisfactory to the Broadmark Trust, from K&L Gates LLP dated as of the Closing Date, addressed to the Broadmark Trust, on behalf of the Acquired Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(f) That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Broadmark Trust.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Salient Trust or the Acquiring Fund, be contemplated by the Commission.

(h) That the Salient Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Salient Trust or the Acquiring Fund, be contemplated by the Commission.

9. Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a) That this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Broadmark Trust’s Board and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Broadmark Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Broadmark Trust Board, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by such Board’s Secretary.

(b) That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer, and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c) That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer, dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates and the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to such dates.

(d) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e) That the Acquiring Fund shall have received the opinion, in form satisfactory to the Salient Trust, of Seward & Kissel LLP, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(A) Both the Acquired Fund and the Broadmark Trust are duly formed and validly existing under the laws of the State of Delaware;

(B) the Acquired Fund is a separate series of the Broadmark Trust, an open-end, management investment company registered under the 1940 Act;

(C) this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Broadmark Trust’s Board, and this Agreement has been duly executed and delivered by the Broadmark Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

(D) neither the execution or delivery by the Broadmark Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute, or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(E) to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Broadmark Trust, on behalf of the Acquired Fund, of the Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the State of Delaware or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order or filing that may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f) That the Acquiring Fund shall have obtained an opinion from K&L Gates LLP dated as of the Closing Date, addressed to the Salient Trust, on behalf of the Acquiring Fund, and based upon such representations of the parties as K&L Gates LLP may reasonably request, that the consummation of the Reorganization set forth in this Agreement complies with the requirements of a reorganization as described in Section 368(a) of the Code.

(g) That the N-14 Registration Statement shall have become effective under the 1933 Act and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund, be contemplated by the Commission.

(h) That the Salient Trust’s N-1A Registration Statement shall have become effective under the 1933 Act, and that no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Salient Trust or the Acquiring Fund, be contemplated by the Commission.

(i) That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(j) That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Salient Trust.

10. Termination, Postponement and Waivers.

(a) Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(A) by consent of the Boards of the Broadmark Trust and the Salient Trust, acting on behalf of their respective Funds;

(B) by the Broadmark Trust Board, on behalf of the Acquired Fund, if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board;

(C) by the Salient Trust’s Board, on behalf of the Acquiring Fund, if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board; or

(D) by either party because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed by the other party at or prior to the Closing.

(b) If the Reorganization contemplated by this Agreement has not been consummated by December 11, 2015, this Agreement automatically shall terminate on that date, unless a later date is agreed to by the Boards of the Broadmark Trust and the Salient Trust, acting on behalf of their respective Funds.

(c) In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their Trustees, officers, agents or shareholders in respect of this Agreement.

(d) At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Board of the Broadmark Trust or the Salient Trust, on behalf of whichever Fund is entitled to the benefit thereof, if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the respective Fund, on behalf of which such action is taken.

(e) The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund, and the officers, Directors, Trustees, agents or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, Trustee, agent or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, Trustee, agent or shareholder so acts or to its shareholders, to which that officer, Trustee, agent or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions that are determined by action of the Boards of the Broadmark Trust and the Salient Trust to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11. Indemnification.

(a) Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, Directors, Trustees, agents and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty or covenant made herein by the Indemnitor, provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b) The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to Indemnitor within the earlier of ten (10) days of receipt of written notice to Indemnified Party or thirty (30) days from discovery by Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, Indemnified Party may, at its option, resist, settle or otherwise compromise, or pay such claim unless it shall have received notice from Indemnitor that Indemnitor intends, at Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case Indemnified Party shall have the right, at no cost or expense to Indemnitor, to participate in such defense. If Indemnitor does not assume the defense of such matter, and in any event until Indemnitor states in writing that it will assume the defense, Indemnitor shall pay all costs of Indemnified Party arising out of the defense until the defense is assumed; provided, however, that Indemnified Party shall consult with Indemnitor and obtain Indemnitor’s prior written consent to any payment or settlement of any such claim. Indemnitor shall keep Indemnified Party fully apprised at all times as to the status of the defense. If Indemnitor does not assume the defense, Indemnified Party shall keep Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, Indemnitor shall be subrogated to all rights of Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12. Other Matters.

(a) All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b) All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to Broadmark Tactical Plus Fund, c/o Broadmark Funds, 300 Drake’s Landing Road, Suite 150, Greenbrae, California 94904, Attention: Christopher J. Guptill, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to Salient Broadmark Tactical Plus Fund, c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027, Attention: Jeremy L. Radcliffe, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c) This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed in said state.

(d) It is expressly agreed that the obligations of the Broadmark Trust, on behalf of the Acquired Fund, and the Salient Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of its respective Directors, Trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the respective Fund’s property, as provided in the Broadmark Declaration or the Salient Declaration, as the case may be. The execution and delivery of this Agreement has been authorized by the Board of the Broadmark Trust, on behalf of the Acquired Fund, and by the Board of the Salient Trust, on behalf of the Acquiring Fund, and signed by authorized officers of each respective Fund, acting as such, and neither such authorization by such directors or trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the Fund property on behalf of the relevant Fund as provided in the Broadmark Declaration or the Salient Declaration, as the case may be.

(e) This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

SALIENT MF TRUST,

on behalf of its series, Salient Broadmark Tactical Plus Fund

By:

Name:

Title:

Attest:

Name:

Title:

BROADMARK FUNDS

on behalf of its series, Broadmark Tactical Plus Fund

By:

Name:

Title:

Attest:

Name:

Title:

Agreed and accepted as to Sections 5 and 6(j) only:

SALIENT ADVISORS, L.P.,

on behalf of itself and its affiliates

By:

Name:

Title:

Agreed and accepted as to Section 5 only:

BROADMARK ASSET MANAGEMENT LLC,

on behalf of itself and its affiliates

By:

Name:

Title:

EXHIBIT B —

FINANCIAL HIGHLIGHTS OF BROADMARK TACTICAL PLUS FUND

The financial highlights tables are intended to help you understand the Acquired Fund’s financial performance for the period from its commencement of operations (December 31, 2012) through its fiscal year ended November 30, 2013, and for the six months ended May 31, 2014. Certain information reflects financial results for a single Acquired Fund share. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Acquired Fund (assuming reinvestment of all dividends and distributions). This information for the period from its commencement of operations (December 31, 2012) through its fiscal year ended November 30, 2013 has been audited by BBD, LLP, which was the Acquired Fund’s independent registered public accounting firm, whose report, along with the Acquired Fund’s audited financial statements for the period from December 31, 2012 through November 30, 2013, is incorporated by reference in the SAI. The information for the six months ended May 31, 2014, is unaudited. The Acquired Fund’s unaudited financial statements for the six months ended May 31, 2014, also are incorporated by reference in the SAI. Copies of the Acquired Fund’s shareholder reports are currently available at www.broadmarkfunds.com.

Per Share Data for a Share Outstanding Throughout the Period - Investor Class

	Period Ended May 31, 2014		Period Ended November 30, 2013(a)
Net asset value at beginning of period	$11.62		$10.00

Income (loss) from investment operations:
Net investment loss	(0.07)		(0.04)
Net realized and unrealized gains on investments	0.01		1.66

Total from investment operations	(0.06)		1.62

Less distributions:
From net realized gains from security transactions	(0.34)		—

Net asset value at end of period	$11.22		$11.62

Total return (b)	(0.56%)		16.20	%(c)

Net assets at end of period	$2,443,224		$213,118

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	4.62	%(e)	74.87	%(e)
Ratio of net expenses to average net assets (d)(f)	1.84	%(e)	1.84	%(e)
Ratio of net investment loss to average net assets (d)(f)(g)	(1.15	%)(e)	(1.16	%)(e)
Portfolio turnover rate	143	%(c)	1,814	%(c)

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
(b)	Total return is a measure of the change in value of an investment in the Acquired Fund (“Broadmark Tactical”) over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. The return shown does not reflect the deduction of taxes a shareholder would have paid on Broadmark Tactical distributions, if any, or the redemption of Broadmark Tactical shares. Had Broadmark not reduced its fees and reimbursed expenses, the total return would have been lower.
(c)	Not annualized.
(d)	Does not include expenses from investment companies in which Broadmark Tactical invested.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements.
(g)	The recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which Broadmark Tactical invested.

Per Share Data for a Share Outstanding Throughout the Period - Institutional Class

	Period Ended May 31, 2014		Period Ended November 30, 2013(a)
Net asset value at beginning of period	$11.66		$10.00

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.01)
Net realized and unrealized gains on investments	(0.02)		1.67

Total from investment operations	(0.05)		1.66

Less distributions:
From net realized gains from security transactions	(0.34)		—

Net asset value at end of period	$11.27		$11.66

Total return (b)	(0.47%)		16.60%

Net assets at end of period	$16,759,788		$9,788,917

Ratios/supplementary data:
Ratio of total expenses to average net assets (d)	3.39	%(e)	29.89	%(e)
Ratio of net expenses to average net assets (d) (f)	1.49	%(e)	1.49	%(e)
Ratio of net investment loss to average net assets (d) (f) (g)	(0.57	%)(e)	(0.74	%)(e)
Portfolio turnover rate	143	%(c)	1,814	%(c)

(a)	Represents the period from the commencement of operations (December 31, 2012) through November 30, 2013.
(b)	Total return is a measure of the change in value of an investment in Broadmark Tactical over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of Broadmark Tactical. The return shown does not reflect the deduction of taxes a shareholder would have paid on Broadmark Tactical distributions, if any, or the redemption of Broadmark Tactical shares. Had Broadmark not reduced its fees and reimbursed expenses, the total return would have been lower.
(c)	Not annualized.
(d)	Does not include expenses from investment companies in which Broadmark Tactical invests.
(e)	Annualized.
(f)	Ratio was determined after advisory fee reductions and expense reimbursements.
(g)	The recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

STATEMENT OF ADDITIONAL INFORMATION

[                    ], 2014

BROADMARK TACTICAL PLUS FUND

(the “Acquired Fund,” a series of Broadmark Funds)

AND

SALIENT BROADMARK TACTICAL PLUS FUND

(the “Acquiring Fund,” a series of Salient MF Trust)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated [                    ], 2014). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of Broadmark Funds, a Delaware statutory trust, and the Acquiring Fund is a series of Salient MF Trust, also a Delaware statutory trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated [                    ], 2014, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Board of Trustees of Broadmark Funds of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on December 8, 2014.

A copy of the combined Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

Broadmark Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707

Cincinnati, Ohio 45246-0707

(877) 742-8061

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The SAI of Broadmark Funds dated April 1, 2014, with respect to the Acquired Fund (the “Acquired Fund SAI”)

2.	The SAI of Salient MF Trust dated [ ], 2014, with respect to the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of Broadmark Funds for the fiscal year ended November 30, 2013, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The unaudited Semi-Annual Report of Broadmark Funds for the six months ended May 31, 2014, with respect to the Acquired Fund (the “Acquired Fund Semi-Annual Report”)

5.	Pro Forma Financial Information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to Post-Effective Amendment No. 4 to Broadmark Funds’ registration statement on Form N-1A (File Nos. 333-185002 and 811-22769), as filed with the Securities and Exchange Commission (the “SEC”) on March 28, 2014 (Accession No. 0001111830-14-000228).

The Acquiring Fund SAI is incorporated by reference to Post-Effective Amendment No. 12 to Salient MF Trust’s registration statement on Form N-1A (File Nos. 333-180225 and 811-22678), as filed with the SEC on August 8, 2014 (Accession No. 0001193125-14-303315).

The Acquired Fund Annual Report is incorporated by reference to Broadmark Funds’ report on Form N-CSR (File No. 811-22769), as filed with the SEC on February 4, 2014 (Accession No. 0001111830-14-000084).

The Acquired Fund Semi-Annual Report is incorporated by reference to Broadmark Funds’ report on Form N-CSR (File No. 811-22769), as filed with the SEC on July 30, 2014 (Accession No. 0001111830-14-000525).

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Acquired Fund Annual Report and Acquired Fund Semi-Annual Report, each of which is on file with the SEC and is available at no charge.

The unaudited pro forma information set forth below for the twelve months ended May 31, 2014, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated at the beginning of that 12-month period, June 1, 2013. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Broadmark Asset Management LLC (“Broadmark”) serves as investment adviser to the Acquired Fund. The Acquiring Fund is advised by Salient Advisors, L.P. (“Salient”), and subadvised by Broadmark. The Acquired Fund is a diversified series of Broadmark Funds, and the Acquiring Fund is a diversified series of Salient MF Trust.

The purpose of the Reorganization is to combine two funds with identical investment objectives and principal investment policies. The combined fund is expected to offer economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquired Fund has two classes of shares outstanding: Investor Class, which are subject to annual distribution and/or service (Rule 12b-1) fees of up to 0.25% of the average daily net assets of the share class, and Institutional Class shares, which are not subject to any distribution and/or service (Rule 12b-1) fees. Investor Class shares are subject to annual shareholder service fees of up to 0.15% and Institutional Class shares are subject to annual shareholder service fees of up to 0.05%.

In connection with the Reorganization, Investor Class and Institutional Class shareholders of the Acquired Fund will receive Class F shares of the Acquiring Fund. Class F shares of the Acquiring Fund are not subject to any distribution and/or service (Rule 12b-1) fees, or any shareholder service fees.

The net assets of the Acquired Fund as of May 31, 2014, amounted to approximately $19 million. Since the Acquiring Fund had no assets as of May 31, 2014, the net assets of the combined fund as of that date would have been approximately $19 million.

Each Fund pays its investment adviser management fees equal to an annual percentage of its average daily net assets. The Acquired Fund pays Broadmark annual advisory management fees equal to 1.15% of the Acquired Fund’s average daily net assets. The Acquiring Fund will pay Salient annual advisory management fees equal to 1.45% of the Acquiring Fund’s average daily net assets. Salient will pay subadvisory fees to Broadmark from its own assets and not from the Acquiring Fund’s assets.

2

Broadmark has agreed to limit the “Net annual expenses” of the Acquired Fund’s Investor Class and Institutional Class shares to 1.84% and 1.49%, respectively, of the average daily net assets attributable to the relevant class of shares through April 1, 2015.

Salient has agreed to limit the “Net annual expenses” of the Acquiring Fund’s Class F shares to 1.49% of the average daily net assets attributable to Class F shares through the third anniversary of the closing of the Reorganization.

The following table identifies the various service providers to the Funds, other than each Fund’s investment adviser and, with respect to the Acquiring Fund, the subadviser. Each of these service providers has entered into an agreement with Broadmark Funds or Salient MF Trust, as the case may be, that governs the provision of services to the Funds.

	Acquired Fund	Acquiring Fund

Distributor	Foreside Fund Services, LLC	Foreside Fund Services, LLC

Transfer agent	Ultimus Fund Solutions, LLC	Citi Fund Services Ohio, Inc.

Custodian	U.S. Bank, N.A.	Citibank, N.A.

Administrator	Ultimus Fund Solutions, LLC	Citi Fund Services Ohio, Inc.

Independent registered public accounting firm	BBD, LLP	KPMG, LLP

On a pro forma basis, using gross fees and expenses for the Acquiring Fund without reflecting the impact of Salient’s agreement to limit net annual operating expenses of Class F shares of the Acquiring Fund until the third anniversary of the closing of the Reorganization, for the twelve months ended May 31, 2014, the proposed reorganization would have resulted in an increase in management fees of approximately $29,215 for Class F, and a decrease in other operating expenses (including custodian fees and audit fees) of approximately $148,803 for Class F, resulting in a decrease of approximately 1.25% in the gross operating expense ratio for Class F shares relating to the combined fund’s expense ratios. If reduced annual operating expenses pursuant to Salient’s expense limitation were reflected, there would have been a decrease in other operating expenses.

No significant accounting policies will change as a result of the proposed reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended.

The Reorganization is expected to be tax-free for federal income tax purposes. This means that no gain or loss will be recognized by the Acquired Fund or its shareholders, or by the Acquiring Fund, as a result of the Reorganization. The aggregate tax basis of the Acquiring Fund shares received by the shareholders of the Acquired Fund will be the same as the aggregate tax basis that the shareholders of the Acquired Fund had with respect to their shares of the Acquired Fund immediately before the Reorganization, and the tax holding period of the Acquiring Fund shares received by such shareholders will include the holding period of their Acquired Fund shares. As of November 30, 2013, the Acquired Fund had no unused capital loss carryforwards.

Salient and Broadmark will pay the costs incurred in connection with entering into and carrying out the provisions of the Agreement and Plan of Reorganization, whether or not the Reorganization occurs.

3

PART C — OTHER INFORMATION

Item 15. Indemnification

The Registrant is an organization of the type commonly known as a “Delaware statutory trust.” The Registrant’s Declaration of Trust provides that the Trustees and officers of the Registrant, in their capacity as such, will not be personally liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

The Registrant’s Declaration of Trust authorizes the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), to obligate the Registrant to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member, from and against any claim or liability to which that individual may become subject or which that individual may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding.

The Registrant’s By-Laws obligate the Registrant, to the maximum extent permitted by Delaware law and subject to the requirements of the 1940 Act, to indemnify any present or former trustee or officer or any individual who, while serving as the Registrant’s trustee or officer and, at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, limited liability company, employee benefit plan or other enterprise as a trustee, officer, partner, director, manager or member and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Registrant’s Declaration of Trust and By-Laws also permit the Registrant to indemnify and advance expenses to any individual who served any predecessor of the Registrant in any of the capacities described above and any employee or agent of the Registrant or a predecessor of the Registrant, if any.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misconduct, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16: Exhibits

(1)(a)	Certificate of Trust dated November 15, 2011. (1)

(1)(b)	Agreement and Declaration of Trust dated November 15, 2011. (1)

(2)	By-Laws of Registrant. (2)

(3)	Not Applicable.

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Combined Proxy Statement for Broadmark Tactical Plus Fund and Prospectus for Salient Broadmark Tactical Plus Fund (the “Fund”).

(5)	See Exhibits (1)(a), (1)(b) and (2).

(6)(a)	Investment Management Agreement between the Registrant, on behalf of the Fund, and Salient Advisors, L.P. (“Salient Advisors”).*

(6)(b)	Form of Sub-Advisory Agreement between Salient Advisors and Broadmark Asset Management LLC.*

(7)(a)	Distribution Agreement between the Registrant and Foreside Fund Services, LLC (the “Distributor”). (3)

(7)(b)	First Amendment to the Distribution Agreement between the Registrant and the Distributor. (3)

(7)(c)	Second Amendment to the Distribution Agreement between the Registrant and the Distributor. (5)

(7)(d)	Third Amendment to the Distribution Agreement between the Registrant and the Distributor.*

(7)(e)	Distribution Services Agreement between the Registrant and the Distributor. (3)

(8)	Not Applicable.

(9)(a)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. (the “Custodian”). (2)

(9)(b)	Amendment to the Global Custodial Services Agreement between the Registrant and the Custodian. (2)

(10)	Rule 12b-1 Plan of the Fund’s Class F Shares — filed herewith.

(11)	Opinion of K&L Gates LLP — filed herewith.

(12)	Form of Tax opinion of K&L Gates LLP.

(13)(a)	Administration Agreement between Registrant and Citi Fund Services Ohio, Inc. (3)

(13)(b)	Joinder and Amendment to Administration Agreement between the Registrant and Citi Fund Services Ohio, Inc. (4)

(13)(c)	Expense Limitation Agreement between the Registrant, on behalf of the Fund, and Salient Advisors (Class F).*

(13)(d)	Administrative Service Plan and Supermarket Compliance Policy. (4)

(14)	Consent of Independent Registered Public Accounting Firm — filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney — filed herewith.

(17)	Form of proxy — filed herewith.

(1)	Incorporated by reference from the Registrant’s initial Registration Statement on Form N-1A, as filed with the Securities and Exchange Commission (“SEC”) on March 20, 2012.
(2)	Incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s Registration Statement, as filed with the SEC on July 2, 2012.
(3)	Incorporated by reference from Post-Effective Amendment No. 2 to the Registrant’s Registration Statement, as filed with the SEC on September 4, 2012.
(4)	Incorporated by reference from Post-Effective Amendment No. 5 to the Registrant’s Registration Statement, as filed with the SEC on April 30, 2013.
(5)	Incorporated by reference from Post-Effective Amendment No. 8 to the Registration Statement, as filed with the SEC on January 29, 2014.
*	To be filed by amendment.

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended (the “1933 Act”), this registration statement has been signed on behalf of the Registrant, in the City of Houston, and State of Texas, on the 3rd day of October 2014.

Salient MF Trust
By:	/s/ John A. Blaisdell
John A. Blaisdell, President

As required by the 1933 Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ John A. Blaisdell John A. Blaisdell	Trustee, President (Principal Executive Officer)	October 3, 2014

/s/ Jeremy L. Radcliffe Jeremy L. Radcliffe	Trustee, Secretary	October 3, 2014

/s/ John E. Price John E. Price	Treasurer (Principal Financial Officer)	October 3, 2014

/s/ Karin B. Bonding Karin B. Bonding*	Trustee	October 3, 2014

/s/ Jonathan P. Carroll Jonathan P. Carroll*	Trustee	October 3, 2014

/s/ Dr. Bernard A. Harris Jr. Dr. Bernard A. Harris Jr.*	Trustee	October 3, 2014

/s/ Richard C. Johnson Richard C. Johnson*	Trustee	October 3, 2014

/s/ E. Edward Powell E. Edward Powell*	Trustee, Lead Independent Trustee	October 3, 2014

/s/ Scott E. Schwinger Scott E. Schwinger*	Trustee	October 3, 2014

*	Power of Attorney

By:	/s/ Jeremy L. Radcliffe
Jeremy L. Radcliffe Attorney-in-fact

EXHIBIT INDEX

(4)	Form of Agreement and Plan of Reorganization filed herewith as Exhibit A to the Combined Broadmark Tactical Plus Fund Proxy Statement and Salient Broadmark Tactical Plus Fund Prospectus.

(10)	Rule 12b-1 Plan of the Fund’s Class F Shares.

(11)	Opinion of K&L Gates LLP.

(12)	Form of Tax opinion of K&L Gates LLP.

(14)	Consent of Independent Registered Public Accounting Firm.

(16)	Powers of Attorney.

(17)	Form of Proxy.